                                                                    EXHIBIT 4.1

                                                        27231
          COMMON STOCK                               COMMON STOCK

                                    [LOGO]

NUMBER                                                                   SHARES
ZQ

          INCORPORATED UNDER THE LAWS
          OF THE STATE OF MICHIGAN                   CUSIP 12589C 10 7
                                          SEE REVERSE FOR CERTAIN DEFINITIONS

          A CMS ENERGY COMPANY         THIS CERTIFICATE IS TRANSFERABLE EITHER
                                        IN JACKSON, MICHIGAN OR NEW YORK CITY

                           CMS NOMECO OIL & GAS CO.


THIS CERTIFIES THAT
                                   SPECIMEN

IS THE OWNER OF
  FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE

of CMS NOMECO Oil & Gas Co., transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endosed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and the By-Laws of the Company, as amended, to all of which the holder by acceptance of this certificate assents. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.
     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED:
                                                            Victor J. Fryling
                                                                SPECIMEN
COUNTERSIGNED AND REGISTERED:                              CHAIRMAN OF THE BOARD
               CMS NOMECO OIL & GAS CO.                      Paul E. Geiger
                               TRANSFER AGENT                   SPECIMEN
                               AND REGISTRAR,                          SECRETARY

BY

                              AUTHORIZED SIGNATURE.


[CMS NOMECO OIL & GAS CO. SEAL]
00000                                                American Bank Note Company
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                           CMS NOMECO OIl & GAS CO.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM -- as tenants in common   UNIF GIFT MIN ACT --        Custodian
                                                      --------        --------
TEN ENT -- as tenants by the entireties                (Cust)          (Minor)
JT TEN  -- as joint tenants with right         under Uniform Gifts to Minors
           of survivorship and not as
           tenants in common                   Act
                                                  ------------------
                                                        (State)

   Additional abbreviations may also be used though not in the above list.

        THE COMPANY WILL FURNISH TO A SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES SO FAR AS THE SAME HAVE BEEN PRESCRIBED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND PRESCRIBE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. THE REQUEST FOR SUCH STATEMENT MAY BE ADDRESSED TO THE OFFICE OF THE SECRETARY OF THE COMPANY IN JACKSON, MICHIGAN.

        For value received,         hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL       ---------
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
[                 ]
                  ------------------------------------------------------------

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   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE

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                                                                       Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                 ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,
      ----------------------------


                                                  ----------------------------
                                                             SIGNATURE


                                                  ----------------------------
                                                             SIGNATURE
                                                  The signature(s) to
                                                  this assignment must
                                                  correspond with the name(s)
                                                  as written upon the face of
                                                  the certificate in every
                                                  particular.

                                                             IMPORTANT
                                                             ---------
                                                  THE SIGNATURE(S) OF THE
                                                  ASSIGNOR(S) MUST BE
                                                  GUARANTEED (NOT NOTARIZED) BY
                                                  A PARTICIPANT IN AN APPROVED
                                                  SIGNATURE GUARANTEE PROGRAM.